[LOGO OMITTED]

           1110 Maple Street, P.O. Box 300 - Elma, New York 14059-0300
                         716-655-5990 FAX 716-655-6012




Dr. Nicholas D. Trbovich
     Chairman and President



                                  June 13, 2003

Dear Fellow Shareholder:


     The Annual Meeting of Shareholders will take place on July 3, 2003 at 2:30 p.m. at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of Servotronics, Inc.'s business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                   Sincerely,




                                                     DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                                1110 MAPLE STREET
                                  P.O. BOX 300
                              ELMA, NEW YORK 14059

                                    NOTICE OF
                        2003 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 2003 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple
Road), Amherst, New York 14226, on Thursday, July 3, 2003 at 2:30 p.m., Buffalo time, for the following purposes:

1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 28, 2003 are entitled to notice of and to vote at the meeting or any adjournments thereof.




                                           DR. NICHOLAS D. TRBOVICH
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Dated: June 13, 2003






--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                   June 13, 2003

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 3, 2003

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on July 3, 2003 at 2:30 p.m., Buffalo time, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained without charge from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 13, 2003.


                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) personally or by telephone or other electronic communications, and arrangements may be made with banks, brokerage houses and other institutions, nominees and/or fiduciaries to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of InvestorCom, Inc. 800 Third Avenue, 17th Floor, New York, New York 10022, to assist in the solicitation of proxies and will pay that firm a fee of approximately $3,000 plus expenses.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 28, 2003. On such date there were outstanding 2,492,901 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 9, 2003, more than five percent of the outstanding Common Stock, based on the Company's records including copies furnished to the Company of schedules filed by shareholders with the Securities and Exchange Commission ("SEC") Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

         NAME AND ADDRESS OF                          AMOUNT AND NATURE OF       PERCENT OF
          BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP         CLASS (1)
          ----------------                            --------------------         ---------
       Servotronics, Inc.
       Employee Stock Ownership Trust                         841,774 (2)            33.8%
       1110 Maple Street
       P.O. Box 300
       Elma, New York 14059

       Dr. Nicholas D. Trbovich                               506,311 (3)            19.4%
       1110 Maple Street
       P.O. Box 300
       Elma, New York 14059

       Harvey Houtkin                                         238,803 (4)            9.6%
       160 Summit Avenue
       Montvale, New Jersey 07645

--------------------

(1) Percent of class is based upon 2,492,901 shares of common stock outstanding as of May 9, 2003 plus, in the case of Dr. Trbovich, the shares underlying his stock options, all of which are presently exercisable.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership Trust ("ESOT") -- Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C. Zielinski - direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 9, 2003, approximately 371,171 shares have been allocated to the accounts of participants and approximately 470,603 shares (18.9% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 32,309 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 120,600 shares; (iii) approximately 41,596 shares allocated to Dr. Trbovich's account under the ESOT; and (iv) approximately 3,084 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13G, as last amended on February 13, 2003, filed by Mr. Houtkin with the SEC. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 190,000 shares and shared voting and investment power with respect to 48,803 shares. Mr. Houtkin disclaims beneficial ownership in additional shares owned by other members of his family.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 9, 2003, information as to the beneficial ownership of shares of common stock of the Company held by each director and executive officer and by all directors and executive officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by that person, except as otherwise indicated):

               NAME OF                                       AMOUNT AND NATURE OF          PERCENT OF
          BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP(2)        CLASS (1)
          ----------------                                   -----------------------        ---------

       Dr. Nicholas D. Trbovich                                     506,311 (3)               19.4%
       Nicholas D. Trbovich, Jr.                                     95,500 (4)                3.7%
       Raymond C. Zielinski                                          44,813 (5)                1.8%
       Lee D. Burns                                                  40,895 (6)                1.6%
       Donald W. Hedges                                              40,336 (7)                1.6%
       Dr. William H. Duerig                                         39,193 (8)                1.6%
       All directors and executive officers as a group            1,237,651 (9)(10)          44.39%

(1) Percent of class is based upon 2,492,901 shares of common stock outstanding as of May 9, 2003 plus the number of shares subject to stock options held by the indicated person or group.

(2) Messrs. Nicholas D. Trbovich, Jr., Raymond C. Zielinski and Lee D. Burns are the trustees of the ESOT created under the Servotronics, Inc. Employee Stock Ownership Plan ("Plan"). Shares held by the ESOT which have not been allocated to the accounts of Plan participants are not included in the individual beneficial ownership of Messrs. Trbovich, Jr., Zielinski and Burns reported in the table. Such unallocated shares plus all shares in the Plan allocated to the accounts of all executive officers are included in the beneficial ownership of all directors and executive officers as a group reported in the last line of the table. See also note (2) to the table in "Security Ownership of Certain Beneficial Owners."

(3) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 60,800 shares which Mr. Trbovich, Jr. has the right to acquire under stock options which are currently exercisable and approximately 19,886 shares allocated to Mr. Trbovich, Jr.'s account under the ESOT. See note (2) above, including the cross-reference in that note.

(5) This amount includes 21,300 shares which Mr. Zielinski has the right to acquire under stock options which are currently exercisable and approximately 15,864 shares allocated to Mr. Zielinski's account under the ESOT. See note (2) above, including the cross-reference in that note.

(6) This amount includes 21,300 shares which Mr. Burns has the right to acquire under stock options which are currently exercisable and approximately 6,424 shares allocated to Mr. Burns' account under the ESOT. See note (2) above, including the cross-reference in that note.

(7) This amount includes 35,600 shares which Mr. Hedges has the right to acquire under stock option plans all of which are currently exercisable. Mr. Hedges has sole voting and investment power with respect to 4,261 shares and shared voting and investment power with respect to 475 shares.

(8) This amount includes 35,600 shares which Dr. Duerig has the right to acquire under stock option plans all of which are currently exercisable. Dr. Duerig has sole voting and investment power with respect to 3,593 shares.

(9)  See the table in "Security Ownership of Certain Beneficial Owners" and note
     (2) thereto.

(10) See notes (2) through (8) above and the table in "Security Ownership of Certain Beneficial Owners" and note (2) thereto.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                           POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
         NAME                             AGE                  AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
         ----                             ---           --------------------------------------------------------

Dr. Nicholas D. Trbovich                 68             See table under "Election of Directors."
Nicholas D. Trbovich, Jr.                43             See table under "Election of Directors."
Raymond C. Zielinski                     58             Vice President since 1990.
Lee D. Burns                             61             Treasurer and Secretary and Chief Financial Officer since
                                                          1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     DIRECTORS' FEES. Under the Company's standard compensation arrangements with directors who are not employees, they are paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and reimbursement of actual expenses for attendance at Board meetings. Directors who are also employees do not receive the director's and/or meeting fees. Members of the Audit Committee of the Board are paid a yearly Audit Committee fee of $1,500 plus a per-meeting fee of $450 and reimbursement of actual expenses for attendance at Audit Committee meetings other than Audit Committee meetings held on the same day as a Board meeting.

     COMPENSATION TABLE. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years (the "Named Officers").

                                                                                          LONG TERM
                                                       ANNUAL COMPENSATION              COMPENSATION
                                                       -------------------              ------------
                                                                                           AWARDS
                                                                              OTHER      SECURITIES
                                                                             ANNUAL      UNDERLYING       ALL OTHER
           NAME AND                                                          COMPEN-       OPTIONS         COMPEN-
      PRINCIPAL POSITION            YEAR      SALARY        BONUS(1)        SATION(2)  (NO. OF SHARES)    SATION(3)
      ------------------            ----      ------        --------        ---------  ---------------    ---------
    Dr. Nicholas D. Trbovich        2002    $  347,419        $15,000      $  35,827         --           $  11,306
      Chairman, President and       2001       337,301         30,000         29,484       45,000            18,344
      CEO                           2000       328,875           --           31,250       37,800            11,069
    Raymond C. Zielinski            2002    $  129,308      $   6,500           --           --           $   6,651
      Vice President                2001       120,423         10,000      $   4,846        8,000             8,786
                                    2000       118,478           --             --          7,500             4,790
    Nicholas D. Trbovich, Jr.       2002    $  129,308      $   6,500      $  15,192         --           $  14,787
      Director, Vice President      2001       120,423         10,000          7,633       24,000            18,410
                                    2000       108,596           --           54,508       18,400             7,551
    Lee D. Burns                    2002    $  118,532      $   6,500           --           --           $   3,017
      Treasurer, Secretary, CFO     2001       110,327         10,000           --          8,000             6,834
                                    2000       105,379           --        $  29,172        7,500             4,239

-------------------

(1) The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. No bonuses were paid in the year 2000.
     Discretionary payments authorized for 2003 will be included in the compensation table for 2003 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

(2) Comprises amounts paid for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company prior to when the payments were received.

(3) All Other Compensation for 2002 includes (i) an allocation of 1,436, 1,013 and 1,175 shares for Dr. Trbovich, Mr. Zielinski and Mr. Trbovich, Jr., respectively, of common stock of the Company under their ESOT accounts, valued as of November 30, 2002 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $3.90 per share; and
     (ii) $4,191, $2,702, $9,664 and $3,017 to Dr. Trbovich, Mr. Zielinski,  Mr.
     Trbovich, Jr. and Mr. Burns, respectively, for life insurance and health care benefits, but excludes $18,250 of a taxable life insurance related benefit for Dr. Trbovich.

     STOCK OPTIONS. No stock options were granted to or exercised by the Named Officers during 2002. The following table gives information with respect to stock options owned by the Named Officers at the end of 2002.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                       ---------------------------------
                                                                       NUMBER OF
                                                                      UNEXERCISED                     VALUE OF
                                                                      SECURITIES                     UNEXERCISED
                                                                      UNDERLYING                    IN-THE-MONEY
                                   SHARES                          OPTIONS AT FISCAL                 OPTIONS AT
                                 ACQUIRED ON       VALUE               YEAR-END:                   FISCAL YEAR-END
        NAME OF OFFICER           EXERCISE       REALIZED      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
        ---------------           --------       --------      -------------------------      -------------------------

Dr. Nicholas D. Trbovich              --            --                  120,600/0                      N/A
Raymond C. Zielinski                  --            --                   21,300/0                      N/A
Nicholas D. Trbovich, Jr.             --            --                   60,800/0                      N/A
Lee D. Burns                          --            --                   21,300/0                      N/A

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.
                                                                                              NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES                                      REMAINING AVAILABLE FOR
                                     TO BE ISSUED UPON             WEIGHTED-AVERAGE           FUTURE ISSUANCE UNDER
                                  EXERCISE OF OUTSTANDING          EXERCISE PRICE OF           EQUITY COMPENSATION
                                     OPTIONS, WARRANTS           OUTSTANDING OPTIONS,      PLANS (EXCLUDING SECURITIES
                                        AND RIGHTS                WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A))
         PLAN CATEGORY                      (A)                           (B)                          (C)
         -------------           -------------------------       ---------------------    --------------------------
Equity compensation
  plans approved by
  security holders                         125,000                       $4.38                       225,000
Equity compensation
  plans not approved
  by security holders                      194,200                       $6.057                       76,600
                                           -------                       ------                       ------

Total                                      319,200                       $5.40                       301,600
                                           =======                       =====                       =======


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     Each nominee is currently serving as a director of the Company and was elected at the Company's 2002 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The following table sets forth certain information regarding the nominees for election to the Company's Board of Directors.


                                                          POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
             NAME                     AGE                     AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
             ----                     ---              --------------------------------------------------------

Dr. William H. Duerig                 81             Director of the Company since 1990; Physicist and Senior
                                                     Program Manager for Kearfott Guidance & Navigation Corporation
                                                     for more than five years prior  to retirement in 1993.

Donald W. Hedges                      81             Director of the Company since 1967; self-employed
                                                     attorney since 1988.

Nicholas D. Trbovich, Jr.             43             Director of the Company since 1990; Vice President of
                                                     the Company since 1990; Director of Corporate
                                                     Development of the Company from 1987 to 1990;
                                                     Director of e.Autoclaims.

Dr. Nicholas D. Trbovich              68             Chairman of the Board of Directors, President and Chief
                                                     Executive Officer of the Company since 1959.

     The directors recommend a vote FOR the four nominees listed above. Unless instructed otherwise, proxies will be voted FOR these nominees.

                         ADDITIONAL COMPANY INFORMATION

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Messrs. Hedges and Duerig . The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices, policies and financial accounting and operation controls and safeguards.

     Other than the Audit Committee, the Company has no committees of the Board of Directors. All functions other than Audit Committee functions are performed by the Board of Directors. The Board's practice is to require all compensation provisions relative to the Chief Executive Officer to be approved by a majority of independent directors as well as a majority of the Board of Directors. During the fiscal year ended December 31, 2002, the Audit Committee met 6 times and the Board of Directors met 10 times. No director attended less than 100% of the meetings held.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with standards of business conduct. The Board of Directors has adopted a charter for the Audit Committee. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. PricewaterhouseCoopers LLP, acting as independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2002 with the Company's management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP the matter of that firm's independence.

4.   Based on the review and  discussion  referred to in paragraphs  (1) through
     (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.

                                                 AUDIT COMMITTEE
                                                 ---------------
                                                 Dr. William H. Duerig, Chairman
                                                 Donald W. Hedges

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of reports filed pursuant to Section 16(a) of the Securities Exchange Act or representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its officers and directors were timely made.

EMPLOYMENT AGREEMENT

     Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $353,395 per annum, or such greater amount as the Company's Board of Directors may determine, and lifetime health and life insurance benefits. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of
2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2007), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 2002, Dr. Trbovich's son, Nicholas D. Trbovich, Jr., served as an officer and director of the Company and received the compensation disclosed in the Executive Compensation Table. See also, the discussion under "Employment Agreement" above. Michael D. Trbovich, a management employee of the Company, is also a son of Dr. Nicholas D. Trbovich, and received remuneration of $72,827 which includes fringe benefits for health insurance, life insurance and an amount paid for untaken vacation. He did not receive a benefit (i.e.: a no-cost allocation of Company shares) with respect to the ESOT.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

     Relating to the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP provided various audit and non-audit services to the Company as follows:

     Audit Fees. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP relating to the fiscal year 2002 for the audit of the Company's annual financial statements and the review of those financial statements in the Company's quarterly reports on Form 10-QSB totaled $73,500.

     Financial   Information   Systems  Design  and  Implementation   Fees.  Our
independent auditors did not render information technology services to us during the fiscal year ended December 31, 2002.

     All Other Fees. The aggregate fees billed by our independent auditors for professional services rendered to us relating to fiscal year 2002, other than audit services referred to above, were approximately $18,250 and primarily included services rendered to us in connection with tax preparation and tax consulting services.

     The Audit Committee of the Board of Directors has considered whether provision of the services described above is compatible with maintaining our accountant's independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP's independence.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. The form of proxy submitted by the Company's management confers on the named proxies the authority to vote in their discretion on any other matter submitted for a vote at a meeting as to which the Company did not have notice on or before May 4, 2003, which date is 45 days before the date (June 18) on which the Company mailed its proxy materials for last year's annual meeting. At May 4, 2003, the Company had not received notice of any intention to submit any other matter; and, therefore, the proxies have discretion to vote on any other matter that comes before the meeting.

     Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock (1) present for purposes of determining the presence of a quorum and (2) as having voted in accordance with the directions and statements on the form of proxy.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than February 19, 2004, in order to be considered for inclusion as a stockholder proposal in the Company's proxy materials for the 2004 Annual Meeting.

                                  OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                           By Order of the Directors

                                           DR. NICHOLAS D. TRBOVICH
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Elma, New York

SERVOTRONICS, INC.                                            PROXY
1110 Maple Street                                  THIS PROXY IS SOLICITED ON
P.O. Box 300                                    BEHALF OF THE BOARD OF DIRECTORS
Elma, New York 14059

     The undersigned hereby appoints Dr. Nicholas D. Trbovich and Lee D. Burns, and either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, July 3, 2003, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1.   Election of Directors

          FOR all nominees listed below                                 WITHHOLD AUTHORITY to vote for all nominees
     ---- (except as otherwise marked to the contrary below)       ---- listed below

     INSTRUCTION.    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

         Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.



                (Continued and to be signed on the reverse side)


--------------------------------------------------------------------------------


                           (Continued from other side)



     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES.

     Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                      Dated                              , 2003
                                           ------------------------------

                                      ------------------------------------------
                                                  Signature

                                      ------------------------------------------
                                                  Signature

                                     Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should indicate their title.